                        POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that the person

whose signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints John D. Carifa, Edmund P. Bergan,

Jr., Domenick Pugliese, Andrew L. Gangolf and Emilie D. Wrapp and

each of them, to act severally as attorneys-in-fact and agents,

with power of substitution and resubstitution, for the

undersigned in any and all capacities, solely for the purpose of signing the respective Registration Statements, and any

amendments thereto, on Form N-1A of AFD Exchange Reserves,

Alliance All-Asia Investment Fund, Inc., Alliance Balanced

Shares, Inc., Alliance Bond Fund, Inc., Alliance Capital

Reserves, Alliance Global Dollar Government Fund, Inc., Alliance

Global Environment Fund, Inc., Alliance Global Small Cap Fund,

Inc., Alliance Global Strategic Income Trust, Inc., Alliance

Government Reserves, Alliance Greater China '97 Fund, Inc.,

Alliance Growth and Income Fund, Inc., Alliance High Yield Fund,

Inc., Alliance Income Builder Fund, Inc., Alliance Institutional

Funds, Inc., Alliance Institutional Reserves, Inc., Alliance

International Fund, Alliance International Premier Growth Fund,

Inc., Alliance Limited Maturity Government Fund, Inc., Alliance

Money Market Fund, Alliance Mortgage Securities Income Fund,

Inc., Alliance Multi-Market Strategy Trust, Inc., Alliance

Municipal Income Fund, Inc., Alliance Municipal Income Fund II,

Alliance Municipal Trust, Alliance New Europe Fund, Inc.,

Alliance North American Government Income Trust, Inc., Alliance

Premier Growth Fund, Inc., Alliance Quasar Fund, Inc., Alliance

Real Estate Investment Fund, Inc., Alliance/Regent Sector

Opportunity Fund, Inc., Alliance Select Series, Inc., Alliance

Short-Term Multi-Market Trust, Inc., Alliance Technology Fund,

Inc., Alliance Utility Income Fund, Inc., Alliance Variable

Products Series Fund, Inc., Alliance World Income Trust, Inc.,

Alliance Worldwide Privatization Fund, Inc., The Alliance Fund,

Inc., The Alliance Portfolios, and The Hudson River Trust, and

filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange

Commission, hereby ratifying and confirming all that said

attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.


                               /s/ John D. Carifa
                             ______________________________
                             John D. Carifa


Dated: October 8, 1998

                        POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that the person

whose signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints John D. Carifa, Edmund P. Bergan,

Jr., Domenick Pugliese, Andrew L. Gangolf and Emilie D. Wrapp and

each of them, to act severally as attorneys-in-fact and agents,

with power of substitution and resubstitution, for the

undersigned in any and all capacities, solely for the purpose of signing the respective Registration Statements, and any

amendments thereto, on Form N-1A of AFD Exchange Reserves,

Alliance All-Asia Investment Fund, Inc., Alliance Balanced

Shares, Inc., Alliance Bond Fund, Inc., Alliance Global Dollar

Government Fund, Inc., Alliance Global Environment Fund, Inc.,

Alliance Global Small Cap Fund, Inc., Alliance Global Strategic

Income Trust, Inc., Alliance Greater China '97 Fund, Inc.,

Alliance Growth and Income Fund, Inc., Alliance High Yield Fund,

Inc., Alliance Income Builder Fund, Inc., Alliance Institutional

Funds, Inc., Alliance Institutional Reserves, Inc., Alliance

International Fund, Alliance International Premier Growth Fund,

Inc., Alliance Limited Maturity Government Fund, Inc., Alliance

Mortgage Securities Income Fund, Inc., Alliance Multi-Market

Strategy Trust, Inc., Alliance Municipal Income Fund, Inc.,

Alliance Municipal Income Fund II, Alliance New Europe Fund,

Inc., Alliance North American Government Income Trust, Inc.,

Alliance Premier Growth Fund, Inc., Alliance Quasar Fund, Inc.,

Alliance Real Estate Investment Fund, Inc., Alliance/Regent

Sector Opportunity Fund, Inc., Alliance Select Series, Inc.,

Alliance Short-Term Multi-Market Trust, Inc., Alliance Technology

Fund, Inc., Alliance Utility Income Fund, Inc., Alliance Variable

Products Series Fund, Inc., Alliance World Income Trust, Inc.,

Alliance Worldwide Privatization Fund, Inc., and The Alliance

Fund, Inc. and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and

Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.


                              /s/ David H. Dievler
                             _______________________________
                             David H. Dievler


Dated: October 8, 1998

                        POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that the person

whose signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints John D. Carifa, Edmund P. Bergan,

Jr., Domenick Pugliese, Andrew L. Gangolf and Emilie D. Wrapp and

each of them, to act severally as attorneys-in-fact and agents,

with power of substitution and resubstitution, for the

undersigned in any and all capacities, solely for the purpose of signing the respective Registration Statements, and any

amendments thereto, on Form N-1A of AFD Exchange Reserves,

Alliance All-Asia Investment Fund, Inc., Alliance Balanced

Shares, Inc., Alliance Bond Fund, Inc., Alliance Global Dollar

Government Fund, Inc., Alliance Global Environment Fund, Inc.,

Alliance Global Small Cap Fund, Inc., Alliance Global Strategic

Income Trust, Inc., Alliance Growth and Income Fund, Inc.,

Alliance High Yield Fund, Inc., Alliance Income Builder Fund,

Inc., Alliance Institutional Funds, Inc., Alliance Institutional

Reserves, Inc., Alliance International Fund, Alliance

International Premier Growth Fund, Inc., Alliance Limited

Maturity Government Fund, Inc., Alliance Mortgage Securities

Income Fund, Inc., Alliance Multi-Market Strategy Trust, Inc.,

Alliance Municipal Income Fund, Inc., Alliance Municipal Income

Fund II, Alliance New Europe Fund, Inc., Alliance North American

Government Income Trust, Inc., Alliance Premier Growth Fund,

Inc., Alliance Quasar Fund, Inc., Alliance Real Estate Investment

Fund, Inc., Alliance/Regent Sector Opportunity Fund, Inc.,

Alliance Select Series, Inc., Alliance Short-Term Multi-Market

Trust, Inc., Alliance Utility Income Fund, Inc., Alliance

Variable Products Series Fund, Inc., Alliance World Income Trust,

Inc., Alliance Worldwide Privatization Fund, Inc., The Alliance

Fund, Inc., and filing the same, with exhibits thereto, and other documents in connection therewith, with the Securities and

Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.


                              /s/ John H. Dobkin
                             _______________________________
                             John H. Dobkin


Dated: October 8, 1998

                        POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that the person

whose signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints John D. Carifa, Edmund P. Bergan,

Jr., Domenick Pugliese, Andrew L. Gangolf and Emilie D. Wrapp and

each of them, to act severally as attorneys-in-fact and agents,

with power of substitution and resubstitution, for the

undersigned in any and all capacities, solely for the purpose of signing the respective Registration Statements, and any

amendments thereto, on Form N-1A of Alliance All-Asia Investment

Fund, Inc., Alliance Global Environment Fund, Inc., Alliance

International Fund and Alliance New Europe Fund, Inc., and filing the same, with exhibits thereto, and other documents in

connection therewith, with the Securities and Exchange

Commission, hereby ratifying and confirming all that said

attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.


                             /s/ William H. Henderson
                             _______________________________
                             William H. Henderson


Dated: October 8, 1998

                        POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the person

whose signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints John D. Carifa, Edmund P. Bergan,

Jr., Domenick Pugliese, Andrew L. Gangolf and Emilie D. Wrapp and

each of them, to act severally as attorneys-in-fact and agents,

with power of substitution and resubstitution, for the

undersigned in any and all capacities, solely for the purpose of signing the respective Registration Statements, and any

amendments thereto, on Form N-1A of Alliance All-Asia Investment

Fund, Inc., Alliance Global Environment Fund, Inc., Alliance

International Fund and Alliance New Europe Fund, Inc., and filing the same, with exhibits thereto, and other documents in

connection therewith, with the Securities and Exchange

Commission, hereby ratifying and confirming all that said

attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.


                               /s/ Stig Host
                             _______________________________
                             Stig Host


Dated: October 8, 1998

                        POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that the person

whose signature appears below hereby revokes all prior powers granted by the undersigned to the extent inconsistent herewith and constitutes and appoints John D. Carifa, Edmund P. Bergan,

Jr., Domenick Pugliese, Andrew L. Gangolf and Emilie D. Wrapp and

each of them, to act severally as attorneys-in-fact and agents,

with power of substitution and resubstitution, for the

undersigned in any and all capacities, solely for the purpose of signing the respective Registration Statements, and any

amendments thereto, on Form N-1A of Alliance All-Asia Investment

Fund, Inc., Alliance Global Environment Fund, Inc., Alliance

International Fund and Alliance New Europe Fund, Inc., and filing the same, with exhibits thereto, and other documents in

connection therewith, with the Securities and Exchange

Commission, hereby ratifying and confirming all that said

attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.


                              /s/ Alan Stoga
                             _______________________________
                             Alan Stoga

Dated:  October 8, 1998










                                9
00250086.AU1